Exhibit 21

Subsidiaries of American Retirement Corporation

1. Alabama Somerby, LLC, a Delaware limited liability company
2. ARC Air Force Village, L.P., a Tennessee limited partnership
3. ARC Aurora, LLC, a Tennessee limited liability company
4. ARC Bahia Oaks, Inc., a Tennessee corporation
5. ARC Bay Pines, Inc., a Tennessee corporation
6. ARC Boca Raton, Inc., a Tennessee corporation
7. ARC Boynton Beach, LLC, a Tennessee limited liability company
8. ARC Bradenton HC, Inc., a Tennessee corporation
9. ARC Bradenton Management, Inc., a Tennessee corporation
10. ARC Bradenton RC, Inc., a Tennessee corporation
11. ARC Brandywine GP, LLC, a Tennessee limited liability company
12. ARC Brandywine, L.P., a Delaware limited partnership
13. ARC Brookmont Terrace, Inc., a Tennessee corporation
14. ARC Carriage Club of Jacksonville, Inc., a Tennessee corporation
15. ARC Castle Hills, L.P., a Tennessee limited partnership
16. ARC Charlotte, Inc., a Tennessee corporation
17. ARC Cleveland Heights, LLC, a Tennessee limited liability company
18. ARC Cleveland Park, LLC, a Tennessee limited liability company
19. ARC Coconut Creek, LLC, a Tennessee limited liability company
20. ARC Coconut Creek Management, Inc., a Tennessee corporation
21. ARC Corpus Christi, LLC, a Tennessee limited liability company
22. ARC Countryside, LLC, a Tennessee limited liability company
23. ARC Creative Marketing, LLC, a Tennessee limited liability company
24. ARC Cypress, LLC, a Tennessee limited liability company
25. ARC Cypress Station, L.P., a Tennessee limited partnership
26. ARC Deane Hill, LLC, a Tennessee limited liability company
27. ARC Delray Beach, LLC, a Tennessee limited liability company
28. ARC Denver Monaco, LLC, a Delaware limited liability company
29. ARC Epic Holding Company, inc., a Tennessee corporation
30. ARC Flint, Inc., a Tennessee corporation
31. ARC Fort Austin Properties, LLC, a Tennessee limited liability company
32. ARC Freedom, LLC, a Tennessee limited liability company
33. ARC Freedom Square Management, Inc., a Tennessee corporation
34. ARC Galleria Woods, Inc., a Tennessee corporation
35. ARC Greenwood Village, Inc., a Tennessee corporation
36. ARC Hampton Post Oak, Inc., a Tennessee corporation
37. ARC HDV, LLC, a Tennessee limited liability company
38. ARC Heritage Club, Inc., a Tennessee corporation
39. ARC Holland, Inc., a Tennessee corporation
40. ARC Holland Real Estate Holdings, LLC, a Delaware limited liability company
41. ARC Holley Court, LLC, a Tennessee limited liability company
42. ARC Holley Court Management, Inc., a Tennessee corporation
43. ARC Homewood Corpus Christi, L.P., a Tennessee limited partnership
44. ARC Homewood Victoria, Inc., a Tennessee corporation
45. ARC Houston Therapy GP, LLC, a Tennessee limited liability company

46. ARC Imperial Plaza, Inc., a Tennessee corporation
47. ARC Imperial Services, Inc., a Tennessee corporation
48. ARC LaBarc Real Estate Holdings, LLC, a Delaware limited liability company
49. ARC Lady Lake, Inc., a Tennessee corporation
50. ARC Lake Seminole Square Real Estate Holdings, LLC, a Delaware limited liability company
51. ARC Lakeway, L.P., a Tennessee limited partnership
52. ARC Lakeway II, L.P., a Tennessee limited partnership
53. ARC Lakewood, LLC, a Tennessee limited liability company
54. ARC LifeMed, Inc., a Tennessee corporation
55. ARC Lowry, LLC, a Tennessee limited liability company
56. ARCLP-Charlotte, LLC, a Tennessee limited liability company
57. ARC LP Holdings, LLC, a Tennessee limited liability company
58. A.R.C. Management Corporation, a Tennessee corporation
59. ARC Management, LLC, a Tennessee limited liability company
60. ARC Minnetonka, LLC, a Delaware limited liability company
61. ARC Naples, LLC, a Tennessee limited liability company
62. ARC Northwest Hills, L.P., a Tennessee limited partnership
63. ARC Oakhurst, Inc., a Tennessee corporation
64. ARC Overland Park, LLC, a Delaware limited liability company
65. ARC Parklane, Inc., a Tennessee corporation
66. ARC Park Regency, Inc., a Tennessee corporation
67. ARC Partners II, Inc., a Tennessee corporation
68. ARC Pearland, L.P., a Tennessee limited partnership
69. ARC Pecan Park, L.P., a Tennessee limited partnership
70. ARC Pecan Park/Padgett, Inc., a Tennessee corporation
71. ARC Peoria, LLC, a Tennessee limited liability company
72. ARC Peoria II, Inc., a Tennessee corporation
73. ARC Pharmacy Services, LLC, a Tennessee limited liability company
74. ARCPI Holdings, Inc., a Delaware corporation
75. ARC Pinegate, L.P., a Tennessee limited partnership
76. ARC Post Oak, L.P., a Tennessee limited partnership
77. ARC Richmond Heights, LLC, a Tennessee limited liability company
78. ARC Richmond Place, Inc., a Delaware corporation
79. ARC Rossmoor, Inc., a Tennessee corporation
80. ARC Roswell, LLC, a Delaware limited liability company
81. ARC Santa Catalina, Inc., a Tennessee corporation
82. ARC SCC, Inc., a Tennessee corporation
83. ARC Scottsdale, LLC, a Tennessee limited liability company
84. ARC Shadowlake, L.P., a Tennessee limited partnership
85. ARC Shavano, L.P., a Tennessee limited partnership
86. ARC Shavano Park, Inc., a Tennessee corporation
87. ARC Somerby Holdings, Inc., a Tennessee corporation
88. ARC Spring Shadow, L.P., a Tennessee limited partnership
89. ARC Sun City Center, Inc., a Tennessee corporation
90. ARC Sun City Center Real Estate Holdings, LLC, a Delaware limited liability company
91. ARC Sun City Golf Course, Inc., a Tennessee corporation
92. ARC Sun City West, LLC, a Delaware limited liability company

93. ARC Tanglewood GP, LLC, a Delaware limited liability company
94. ARC Tanglewood, L.P., a Delaware limited partnership
95. ARC Tarpon Springs, Inc., a Tennessee corporation
96. ARC Tennessee GP, Inc., a Tennessee corporation
97. ARC Therapy Services, LLC, a Tennessee limited liability company
98. ARC Tucson, LLC, a Delaware limited liability company
99. ARC Vegas, LLC, a Delaware limited liability company
100. ARC Victoria, L.P., a Tennessee limited partnership
101. ARC Villages, LLC, a Delaware limited liability company
102. ARC Villages IL, LLC, a Delaware limited liability company
103. ARC Westlake Village, Inc., a Tennessee corporation
104. ARC Westover Hills, L.P., a Tennessee limited partnership
105. ARC Willowbrook, L.P., a Tennessee limited partnership
106. ARC Wilora Assisted Living, LLC, a Tennessee limited liability company
107. ARC Wilora Lake, Inc., a Tennessee corporation
108. Cypress Arlington, L.P., a Delaware limited partnership
109. Cypress Arlington GP, LLC, a Delaware limited liability company
110. Cypress Arlington & Leawood JV, LLC, a Tennessee limited liability company
111. Cypress Dallas, L.P., a Delaware limited partnership
112. Cypress Dallas GP, LLC, a Delaware limited liability company
113. Cypress Dallas & Ft. Worth JV, LLC, a Delaware limited liability company
114. Cypress Ft. Worth, L.P., a Delaware limited partnership
115. Cypress Ft. Worth GP, LLC, a Delaware limited liability company
116. Cypress Leawood, LLC, a Delaware limited liability company
117. Denver Lowry JV, LLC, a Delaware limited liability company
118. Flint Michigan Retirement Housing L.L.C., a Michigan limited liability company
119. Fort Austin Limited Partnership, a Texas limited partnership
120. Freedom Group-Lake Seminole Square, Inc., a Tennessee corporation
121. Freedom Group-Naples Management Company, Inc., a Tennessee corporation
122. Freedom Village of Bradenton, LLC, a Delaware limited liability company
123. Freedom Village of Holland, Michigan, a Michigan general partnership
124. Freedom Village of Sun City Center, Ltd., a Florida limited partnership
125. Homewood at Brookmont Terrace, LLC, a Tennessee limited liability company
126. LaBarc, L.P., a Tennessee limited partnership
127. Lake Seminole Square Management Company, Inc., a Tennessee corporation
128. LifeMed, LLC, a Delaware limited liability company
129. Plaza Professional Pharmacy, Inc., a Virginia corporation
130. Senior Houston Therapy, L.P., a Texas limited partnership
131. SHP-ARC II, LLC, a Delaware limited liability company
132. TabSafe Medical Services, Inc., a Georgia corporation
133. TabSafe Medical Services, LLC, a Delaware limited liability company
134. TabSafe Prescription Services, LLC, a Georgia limited liability company
135. Trinity Towers Limited Partnership, a Tennessee limited partnership